Supplemental Information
Second Quarter 2018

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Income statement
Net interest income	$23,258	$22,044	$11,650	$11,608	$11,462	$11,161	$10,986
Noninterest income	22,476	23,033	10,959	11,517	8,974	10,678	11,843
Total revenue, net of interest expense	45,734	45,077	22,609	23,125	20,436	21,839	22,829
Provision for credit losses	1,661	1,561	827	834	1,001	834	726
Noninterest expense	27,181	28,075	13,284	13,897	13,274	13,394	13,982
Income tax expense	3,190	4,998	1,714	1,476	3,796	2,187	3,015
Net income	13,702	10,443	6,784	6,918	2,365	5,424	5,106
Preferred stock dividends	746	863	318	428	286	465	361
Net income applicable to common shareholders	12,956	9,580	6,466	6,490	2,079	4,959	4,745
Diluted earnings per common share	1.25	0.89	0.63	0.62	0.20	0.46	0.44
Average diluted common shares issued and outstanding	10,389.9	10,876.7	10,309.4	10,472.7	10,621.8	10,746.7	10,834.8
Dividends paid per common share	$0.24	$0.15	$0.12	$0.12	$0.12	$0.12	$0.075

Performance ratios
Return on average assets	1.19%	0.94%	1.17%	1.21%	0.41%	0.95%	0.90%
Return on average common shareholders’ equity	10.80	7.91	10.75	10.85	3.29	7.89	7.75
Return on average shareholders’ equity	10.41	7.82	10.26	10.57	3.43	7.88	7.56
Return on average tangible common shareholders’ equity (1)	15.21	11.15	15.15	15.26	4.56	10.98	10.87
Return on average tangible shareholders’ equity (1)	14.16	10.61	13.95	14.37	4.62	10.59	10.23

At period end
Book value per share of common stock	$24.07	$24.85	$24.07	$23.74	$23.80	$23.87	$24.85
Tangible book value per share of common stock (1)	17.07	17.75	17.07	16.84	16.96	17.18	17.75
Market price per share of common stock:
Closing price	$28.19	$24.26	$28.19	$29.99	$29.52	$25.34	$24.26
High closing price for the period	32.84	25.50	31.22	32.84	29.88	25.45	24.32
Low closing price for the period	28.19	22.05	28.19	29.17	25.45	22.89	22.23
Market capitalization	282,259	239,643	282,259	305,176	303,681	264,992	239,643

Number of financial centers - U.S.	4,411	4,542	4,411	4,435	4,470	4,511	4,542
Number of branded ATMs - U.S.	16,050	15,972	16,050	16,011	16,039	15,973	15,972
Headcount	207,992	210,904	207,992	207,953	209,376	209,839	210,904

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 39-40.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Interest income
Loans and leases	$19,694	$17,674	$10,071	$9,623	$9,344	$9,203	$8,920
Debt securities	5,660	5,135	2,856	2,804	2,707	2,629	2,594
Federal funds sold and securities borrowed or purchased under agreements to resell	1,331	999	709	622	732	659	560
Trading account assets	2,334	2,239	1,198	1,136	1,144	1,091	1,163
Other interest income	2,949	1,809	1,535	1,414	1,139	1,075	909
Total interest income	31,968	27,856	16,369	15,599	15,066	14,657	14,146

Interest expense
Deposits	1,703	628	943	760	679	624	346
Short-term borrowings	2,597	1,564	1,462	1,135	1,030	944	917
Trading account liabilities	705	571	348	357	314	319	307
Long-term debt	3,705	3,049	1,966	1,739	1,581	1,609	1,590
Total interest expense	8,710	5,812	4,719	3,991	3,604	3,496	3,160
Net interest income	23,258	22,044	11,650	11,608	11,462	11,161	10,986

Noninterest income
Card income	2,999	2,918	1,542	1,457	1,555	1,429	1,469
Service charges	3,875	3,895	1,954	1,921	1,955	1,968	1,977
Investment and brokerage services	7,122	6,877	3,458	3,664	3,522	3,437	3,460
Investment banking income	2,775	3,116	1,422	1,353	1,418	1,477	1,532
Trading account profits	5,014	4,287	2,315	2,699	1,153	1,837	1,956
Other income (loss)	691	1,940	268	423	(629)	530	1,449
Total noninterest income	22,476	23,033	10,959	11,517	8,974	10,678	11,843
Total revenue, net of interest expense	45,734	45,077	22,609	23,125	20,436	21,839	22,829

Provision for credit losses	1,661	1,561	827	834	1,001	834	726

Noninterest expense
Personnel	16,424	16,515	7,944	8,480	7,605	7,811	8,040
Occupancy	2,036	2,001	1,022	1,014	1,009	999	1,001
Equipment	857	865	415	442	411	416	427
Marketing	740	774	395	345	511	461	442
Professional fees	780	941	399	381	471	476	485
Data processing	1,607	1,567	797	810	795	777	773
Telecommunications	349	368	166	183	161	170	177
Other general operating	4,388	5,044	2,146	2,242	2,311	2,284	2,637
Total noninterest expense	27,181	28,075	13,284	13,897	13,274	13,394	13,982
Income before income taxes	16,892	15,441	8,498	8,394	6,161	7,611	8,121
Income tax expense	3,190	4,998	1,714	1,476	3,796	2,187	3,015
Net income	$13,702	$10,443	$6,784	$6,918	$2,365	$5,424	$5,106
Preferred stock dividends	746	863	318	428	286	465	361
Net income applicable to common shareholders	$12,956	$9,580	$6,466	$6,490	$2,079	$4,959	$4,745

Per common share information
Earnings	$1.26	$0.95	$0.64	$0.63	$0.20	$0.49	$0.47
Diluted earnings	1.25	0.89	0.63	0.62	0.20	0.46	0.44
Dividends paid	0.24	0.15	0.12	0.12	0.12	0.12	0.075
Average common shares issued and outstanding	10,251.7	10,056.1	10,181.7	10,322.4	10,470.7	10,197.9	10,013.5
Average diluted common shares issued and outstanding	10,389.9	10,876.7	10,309.4	10,472.7	10,621.8	10,746.7	10,834.8

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Net income	$13,702	$10,443	$6,784	$6,918	$2,365	$5,424	$5,106
Other comprehensive income (loss), net-of-tax:
Net change in debt and equity securities	(4,994)	469	(1,031)	(3,963)	(870)	462	568
Net change in debit valuation adjustments	452	(69)	179	273	(144)	(80)	(78)
Net change in derivatives	(367)	132	(92)	(275)	(92)	24	94
Employee benefit plan adjustments	60	54	30	30	208	26	27
Net change in foreign currency translation adjustments	(189)	97	(141)	(48)	(16)	5	100
Other comprehensive income (loss)	(5,038)	683	(1,055)	(3,983)	(914)	437	711
Comprehensive income	$8,664	$11,126	$5,729	$2,935	$1,451	$5,861	$5,817

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2018	March 31 2018	June 30 2017
Assets
Cash and due from banks	$29,365	$26,247	$29,974
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	141,834	177,994	128,730
Cash and cash equivalents	171,199	204,241	158,704
Time deposits placed and other short-term investments	8,212	8,069	10,152
Federal funds sold and securities borrowed or purchased under agreements to resell	226,486	244,630	217,201
Trading account assets	203,420	198,477	216,369
Derivative assets	45,210	47,869	39,190
Debt securities:
Carried at fair value	275,256	303,298	315,509
Held-to-maturity, at cost	163,013	123,539	119,008
Total debt securities	438,269	426,837	434,517
Loans and leases	935,824	934,078	916,666
Allowance for loan and lease losses	(10,050)	(10,260)	(10,875)
Loans and leases, net of allowance	925,774	923,818	905,791
Premises and equipment, net	9,537	9,399	8,904
Goodwill	68,951	68,951	68,969
Loans held-for-sale	6,511	9,227	5,882
Customer and other receivables	57,813	58,127	59,342
Other assets	130,288	128,833	129,693
Total assets	$2,291,670	$2,328,478	$2,254,714

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,692	$6,065	$4,543
Loans and leases	45,483	46,590	51,604
Allowance for loan and lease losses	(959)	(984)	(1,004)
Loans and leases, net of allowance	44,524	45,606	50,600
Loans held-for-sale	3	13	93
All other assets	396	399	1,136
Total assets of consolidated variable interest entities	$50,615	$52,083	$56,372

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2018	March 31 2018	June 30 2017
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$420,995	$434,709	$427,715
Interest-bearing	811,193	811,212	757,888
Deposits in non-U.S. offices:
Noninterest-bearing	14,247	13,768	13,446
Interest-bearing	63,256	68,975	63,931
Total deposits	1,309,691	1,328,664	1,262,980
Federal funds purchased and securities loaned or sold under agreements to repurchase	177,903	178,528	196,407
Trading account liabilities	87,028	100,218	77,933
Derivative liabilities	33,605	33,900	34,880
Short-term borrowings	40,622	38,073	36,494
Accrued expenses and other liabilities	152,010	150,615	151,437
Long-term debt	226,595	232,256	223,923
Total liabilities	2,027,454	2,062,254	1,984,054
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,872,702, 3,931,683 and 3,887,329 shares	23,181	24,672	25,220
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,012,719,225, 10,175,910,851 and 9,878,118,264 shares	128,822	133,532	142,744
Retained earnings	125,546	120,298	109,301
Accumulated other comprehensive income (loss)	(13,333)	(12,278)	(6,605)
Total shareholders’ equity	264,216	266,224	270,660
Total liabilities and shareholders’ equity	$2,291,670	$2,328,478	$2,254,714

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$396	$286	$97
Long-term debt	9,865	10,051	9,765
All other liabilities	39	38	52
Total liabilities of consolidated variable interest entities	$10,300	$10,375	$9,914

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3
	June 30 2018	March 31 2018	June 30 2017
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$164,872	$164,828	$168,704
Tier 1 capital	187,506	188,900	193,576
Total capital	220,232	223,772	228,536
Risk-weighted assets	1,443,896	1,451,791	1,405,109
Common equity tier 1 capital ratio	11.4%	11.4%	12.0%
Tier 1 capital ratio	13.0	13.0	13.8
Total capital ratio	15.3	15.4	16.3

Advanced Approaches
Common equity tier 1 capital	$164,872	$164,828	$168,704
Tier 1 capital	187,506	188,900	193,576
Total capital	211,952	215,261	219,511
Risk-weighted assets	1,437,602	1,457,795	1,464,088
Common equity tier 1 capital ratio	11.5%	11.3%	11.5%
Tier 1 capital ratio	13.0	13.0	13.2
Total capital ratio	14.7	14.8	15.0

Leverage-based metrics (1)
Adjusted average assets	$2,244,692	$2,247,247	$2,191,824
Tier 1 leverage ratio	8.4%	8.4%	8.8%

Supplementary leverage exposure	$2,803,449	$2,794,363	n/a
Supplementary leverage ratio	6.7%	6.8%	n/a

Tangible equity ratio (2)	8.7	8.7	9.2
Tangible common equity ratio (2)	7.7	7.6	8.0

(1)
Regulatory capital ratios at June 30, 2018 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Basel 3 transition provisions for regulatory capital adjustments and deductions were fully phased-in as of January 1, 2018. Prior periods are presented on a fully phased-in basis. SLR requirements became effective January 1, 2018.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 39-40.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2018			First Quarter 2018			Second Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$144,983	$487	1.35%	$140,247	$422	1.22%	$129,201	$261	0.81%
Time deposits placed and other short-term investments	10,015	48	1.91	10,786	61	2.31	11,448	58	2.03
Federal funds sold and securities borrowed or purchased under agreements to resell	251,880	709	1.13	248,320	622	1.02	226,700	435	0.77
Trading account assets	132,799	1,232	3.72	131,123	1,147	3.54	135,931	1,199	3.54
Debt securities	429,191	2,885	2.64	433,096	2,830	2.58	431,132	2,632	2.44
Loans and leases (1):
Residential mortgage	206,083	1,798	3.49	204,830	1,782	3.48	195,935	1,697	3.46
Home equity	54,863	640	4.68	56,952	643	4.56	63,332	664	4.20
U.S. credit card	93,531	2,298	9.86	94,423	2,313	9.93	89,464	2,128	9.54
Non-U.S. credit card (2)	—	—	—	—	—	—	6,494	147	9.08
Direct/Indirect and other consumer	93,620	766	3.28	95,292	728	3.10	95,775	669	2.80
Total consumer	448,097	5,502	4.92	451,497	5,466	4.89	451,000	5,305	4.71
U.S. commercial	305,372	2,983	3.92	299,850	2,717	3.68	291,162	2,403	3.31
Non-U.S. commercial	99,255	816	3.30	99,504	738	3.01	92,708	615	2.66
Commercial real estate	60,653	646	4.27	59,231	587	4.02	58,198	514	3.54
Commercial lease financing	21,441	168	3.14	21,833	175	3.20	21,649	156	2.89
Total commercial	486,721	4,613	3.80	480,418	4,217	3.56	463,717	3,688	3.19
Total loans and leases (2)	934,818	10,115	4.34	931,915	9,683	4.20	914,717	8,993	3.94
Other earning assets	78,244	1,047	5.36	84,345	984	4.72	73,618	713	3.88
Total earning assets (3)	1,981,930	16,523	3.34	1,979,832	15,749	3.21	1,922,747	14,291	2.98
Cash and due from banks	25,329			26,275			27,659
Other assets, less allowance for loan and lease losses	315,419			319,771			318,887
Total assets	$2,322,678			$2,325,878			$2,269,293

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	The second quarter of 2017 includes assets of the Corporation’s non-U.S. consumer credit card business, which was sold during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2018	First Quarter 2018	Second Quarter 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$(39)	$5	$10
Debt securities	—	(3)	(25)
U.S. commercial loans and leases	(10)	(9)	(9)
Net hedge expense on assets	$(49)	$(7)	$(24)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2018			First Quarter 2018			Second Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$55,734	$2	0.01%	$54,747	$1	0.01%	$54,494	$2	0.01%
NOW and money market deposit accounts	664,002	536	0.32	659,033	406	0.25	619,593	105	0.07
Consumer CDs and IRAs	39,953	36	0.36	41,313	33	0.33	45,682	30	0.27
Negotiable CDs, public funds and other deposits	44,539	197	1.78	40,639	157	1.56	36,041	68	0.75
Total U.S. interest-bearing deposits	804,228	771	0.38	795,732	597	0.30	755,810	205	0.11
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,329	11	1.89	2,243	9	1.67	3,058	6	0.77
Governments and official institutions	1,113	—	0.01	1,154	—	0.02	981	2	0.90
Time, savings and other	65,326	161	0.99	67,334	154	0.92	60,047	133	0.89
Total non-U.S. interest-bearing deposits	68,768	172	1.00	70,731	163	0.93	64,086	141	0.89
Total interest-bearing deposits	872,996	943	0.43	866,463	760	0.36	819,896	346	0.17
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	272,777	1,462	2.15	279,801	1,135	1.66	288,726	825	1.14
Trading account liabilities	52,228	348	2.67	55,362	357	2.62	45,156	307	2.73
Long-term debt	229,037	1,966	3.44	229,603	1,739	3.06	224,019	1,590	2.84
Total interest-bearing liabilities (1)	1,427,038	4,719	1.33	1,431,229	3,991	1.13	1,377,797	3,068	0.89
Noninterest-bearing sources:
Noninterest-bearing deposits	427,663			430,805			436,942
Other liabilities	202,796			198,364			183,577
Shareholders’ equity	265,181			265,480			270,977
Total liabilities and shareholders’ equity	$2,322,678			$2,325,878			$2,269,293
Net interest spread			2.01%			2.08%			2.09%
Impact of noninterest-bearing sources			0.37			0.31			0.25
Net interest income/yield on earning assets		$11,804	2.38%		$11,758	2.39%		$11,223	2.34%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2018	First Quarter 2018	Second Quarter 2017
NOW and money market deposit accounts	$(1)	$—	$(1)
Consumer CDs and IRAs	6	5	5
Negotiable CDs, public funds and other deposits	4	3	4
Banks located in non-U.S. countries	4	5	4
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	30	29	88
Long-term debt	(10)	(246)	(426)
Net hedge (income) expense on liabilities	$33	$(204)	$(326)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2018			2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$142,628	$909	1.29%	$126,576	$463	0.74%
Time deposits placed and other short-term investments	10,398	109	2.12	11,472	105	1.84
Federal funds sold and securities borrowed or purchased under agreements to resell	250,110	1,331	1.07	221,579	791	0.72
Trading account assets	131,966	2,379	3.63	130,824	2,310	3.56
Debt securities	431,133	5,715	2.61	430,685	5,205	2.41
Loans and leases (1):
Residential mortgage	205,460	3,580	3.49	194,787	3,358	3.45
Home equity	55,902	1,283	4.62	64,414	1,303	4.07
U.S. credit card	93,975	4,611	9.89	89,545	4,239	9.55
Non-U.S. credit card (2)	—	—	—	7,923	358	9.12
Direct/Indirect and other consumer	94,451	1,494	3.19	95,807	1,304	2.74
Total consumer	449,788	10,968	4.90	452,476	10,562	4.69
U.S. commercial	302,626	5,700	3.80	289,325	4,625	3.22
Non-U.S. commercial	99,379	1,554	3.15	92,764	1,210	2.63
Commercial real estate	59,946	1,233	4.15	57,982	993	3.45
Commercial lease financing	21,636	343	3.17	21,885	387	3.54
Total commercial	483,587	8,830	3.68	461,956	7,215	3.15
Total loans and leases (2)	933,375	19,798	4.27	914,432	17,777	3.91
Other earning assets	81,277	2,031	5.03	73,568	1,473	4.03
Total earning assets (3)	1,980,887	32,272	3.28	1,909,136	28,124	2.97
Cash and due from banks	25,800			27,429
Other assets, less allowance for loan and lease losses	317,582			314,010
Total assets	$2,324,269			$2,250,575

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	The six months ended June 30, 2017 includes assets of the Corporation’s non-U.S. consumer credit card business, which was sold during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$(34)	$25
Debt securities	(3)	(47)
U.S. commercial loans and leases	(19)	(19)
Net hedge expense on assets	$(56)	$(41)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2018			2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$55,243	$3	0.01%	$53,350	$3	0.01%
NOW and money market deposit accounts	661,531	942	0.29	618,676	179	0.06
Consumer CDs and IRAs	40,629	69	0.34	46,194	61	0.27
Negotiable CDs, public funds and other deposits	42,600	354	1.68	34,874	120	0.69
Total U.S. interest-bearing deposits	800,003	1,368	0.34	753,094	363	0.10
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,287	20	1.79	2,838	11	0.76
Governments and official institutions	1,133	—	0.01	997	4	0.85
Time, savings and other	66,325	315	0.95	59,237	250	0.85
Total non-U.S. interest-bearing deposits	69,745	335	0.97	63,072	265	0.85
Total interest-bearing deposits	869,748	1,703	0.39	816,166	628	0.16
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	276,269	2,597	1.90	278,458	1,398	1.01
Trading account liabilities	53,787	705	2.64	41,962	571	2.74
Long-term debt	229,318	3,705	3.25	222,751	3,049	2.75
Total interest-bearing liabilities (1)	1,429,122	8,710	1.23	1,359,337	5,646	0.84
Noninterest-bearing sources:
Noninterest-bearing deposits	429,225			440,569
Other liabilities	200,592			181,322
Shareholders’ equity	265,330			269,347
Total liabilities and shareholders’ equity	$2,324,269			$2,250,575
Net interest spread			2.05%			2.13%
Impact of noninterest-bearing sources			0.33			0.24
Net interest income/yield on earning assets		$23,562	2.38%		$22,478	2.37%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	11	11
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	9	9
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	59	180
Long-term debt	(256)	(956)
Net hedge income on liabilities	$(171)	$(750)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$162,301	$125	$(5,426)	$157,000
Agency-collateralized mortgage obligations	6,194	13	(172)	6,035
Commercial	14,156	2	(558)	13,600
Non-agency residential	2,283	262	(11)	2,534
Total mortgage-backed securities	184,934	402	(6,167)	179,169
U.S. Treasury and agency securities	54,758	12	(2,036)	52,734
Non-U.S. securities	6,659	7	(1)	6,665
Other taxable securities, substantially all asset-backed securities	4,412	81	(7)	4,486
Total taxable securities	250,763	502	(8,211)	243,054
Tax-exempt securities	19,085	82	(102)	19,065
Total available-for-sale debt securities	269,848	584	(8,313)	262,119
Other debt securities carried at fair value	12,853	306	(22)	13,137
Total debt securities carried at fair value	282,701	890	(8,335)	275,256
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (1)	163,013	131	(4,913)	158,231
Total debt securities	$445,714	$1,021	$(13,248)	$433,487

	March 31, 2018
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$189,426	$168	$(5,483)	$184,111
Agency-collateralized mortgage obligations	6,525	15	(142)	6,398
Commercial	13,998	1	(440)	13,559
Non-agency residential	2,354	260	(10)	2,604
Total mortgage-backed securities	212,303	444	(6,075)	206,672
U.S. Treasury and agency securities	54,753	13	(1,794)	52,972
Non-U.S. securities	6,918	7	—	6,925
Other taxable securities, substantially all asset-backed securities	4,619	100	(5)	4,714
Total taxable securities	278,593	564	(7,874)	271,283
Tax-exempt securities	19,133	58	(114)	19,077
Total available-for-sale debt securities	297,726	622	(7,988)	290,360
Other debt securities carried at fair value	12,682	291	(35)	12,938
Total debt securities carried at fair value	310,408	913	(8,023)	303,298
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	123,539	12	(4,419)	119,132
Total debt securities	$433,947	$925	$(12,442)	$422,430

(1)	During the second quarter of 2018, we reclassified available-for-sale securities with an amortized cost of $25 billion to held to maturity.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2018	March 31 2018
Non-agency residential mortgage-backed securities	$2,535	$2,736
Non-U.S. securities (1)	10,400	9,976
Other taxable securities, substantially all asset-backed securities	202	226
Total	$13,137	$12,938

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$23,562	$22,478	$11,804	$11,758	$11,713	$11,401	$11,223
Total revenue, net of interest expense	46,038	45,511	22,763	23,275	20,687	22,079	23,066
Net interest yield	2.38%	2.37%	2.38%	2.39%	2.39%	2.36%	2.34%
Efficiency ratio	59.04	61.69	58.36	59.71	64.16	60.67	60.62

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 39-40.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,804	$6,620	$1,543	$2,711	$801	$129
Card income	1,542	1,342	38	138	25	(1)
Service charges	1,954	1,072	17	769	90	6
Investment and brokerage services	3,458	80	2,937	19	430	(8)
Investment banking income (loss)	1,422	—	73	743	652	(46)
Trading account profits	2,315	2	27	63	2,184	39
Other income (loss)	268	95	74	479	39	(419)
Total noninterest income (loss)	10,959	2,591	3,166	2,211	3,420	(429)
Total revenue, net of interest expense (FTE basis)	22,763	9,211	4,709	4,922	4,221	(300)
Provision for credit losses	827	944	12	(23)	(1)	(105)
Noninterest expense	13,284	4,397	3,399	2,154	2,715	619
Income (loss) before income taxes (FTE basis)	8,652	3,870	1,298	2,791	1,507	(814)
Income tax expense (benefit) (FTE basis)	1,868	987	330	727	391	(567)
Net income (loss)	$6,784	$2,883	$968	$2,064	$1,116	$(247)

Average
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155
Total assets (1)	2,322,678	759,982	272,317	423,256	678,500	188,623
Total deposits	1,300,659	687,812	236,214	323,215	30,736	22,682
Period end
Total loans and leases	$935,824	$283,565	$162,034	$355,473	$73,496	$61,256
Total assets (1)	2,291,670	768,187	270,913	424,971	637,110	190,489
Total deposits	1,309,691	695,530	233,925	326,029	31,450	22,757

	First Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,758	$6,510	$1,594	$2,640	$870	$144
Card income	1,457	1,279	21	135	22	—
Service charges	1,921	1,044	19	763	90	5
Investment and brokerage services	3,664	82	3,040	25	488	29
Investment banking income (loss)	1,353	—	84	744	609	(84)
Trading account profits (loss)	2,699	2	29	61	2,703	(96)
Other income (loss)	423	115	69	566	4	(331)
Total noninterest income (loss)	11,517	2,522	3,262	2,294	3,916	(477)
Total revenue, net of interest expense (FTE basis)	23,275	9,032	4,856	4,934	4,786	(333)
Provision for credit losses	834	935	38	16	(3)	(152)
Noninterest expense	13,897	4,480	3,428	2,195	2,818	976
Income (loss) before income taxes (FTE basis)	8,544	3,617	1,390	2,723	1,971	(1,157)
Income tax expense (benefit) (FTE basis)	1,626	922	355	707	513	(871)
Net income (loss)	$6,918	$2,695	$1,035	$2,016	$1,458	$(286)

Average
Total loans and leases	$931,915	$279,557	$159,095	$351,689	$73,763	$67,811
Total assets (1)	2,325,878	746,647	279,716	420,594	678,367	200,554
Total deposits	1,297,268	674,351	243,077	324,405	32,320	23,115
Period end
Total loans and leases	$934,078	$279,055	$159,636	$355,165	$75,638	$64,584
Total assets (1)	2,328,478	774,256	279,331	424,134	648,605	202,152
Total deposits	1,328,664	701,488	241,531	331,238	32,301	22,106

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,223	$5,961	$1,597	$2,541	$864	$260
Card income	1,469	1,248	34	134	24	29
Service charges	1,977	1,061	19	809	83	5
Investment and brokerage services	3,460	77	2,829	38	521	(5)
Investment banking income (loss)	1,532	—	96	929	590	(83)
Trading account profits	1,956	1	33	54	1,743	125
Other income	1,449	161	87	534	122	545
Total noninterest income	11,843	2,548	3,098	2,498	3,083	616
Total revenue, net of interest expense (FTE basis)	23,066	8,509	4,695	5,039	3,947	876
Provision for credit losses	726	834	11	15	25	(159)
Noninterest expense	13,982	4,411	3,392	2,154	2,650	1,375
Income (loss) before income taxes (FTE basis)	8,358	3,264	1,292	2,870	1,272	(340)
Income tax expense (FTE basis)	3,252	1,233	488	1,084	442	5
Net income (loss)	$5,106	$2,031	$804	$1,786	$830	$(345)

Average
Total loans and leases	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667
Total assets (1)	2,269,293	724,753	281,167	413,950	645,227	204,196
Total deposits	1,256,838	652,787	245,329	300,483	31,919	26,320
Period end
Total loans and leases	$916,666	$265,938	$153,468	$344,457	$73,973	$78,830
Total assets (1)	2,254,714	735,176	274,746	410,580	633,188	201,024
Total deposits	1,262,980	662,678	237,131	303,205	33,363	26,603

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$23,562	$13,130	$3,137	$5,351	$1,671	$273
Card income	2,999	2,621	59	273	47	(1)
Service charges	3,875	2,116	36	1,532	180	11
Investment and brokerage services	7,122	162	5,977	44	918	21
Investment banking income (loss)	2,775	—	157	1,487	1,261	(130)
Trading account profits (loss)	5,014	4	56	124	4,887	(57)
Other income (loss)	691	210	143	1,045	43	(750)
Total noninterest income (loss)	22,476	5,113	6,428	4,505	7,336	(906)
Total revenue, net of interest expense (FTE basis)	46,038	18,243	9,565	9,856	9,007	(633)
Provision for credit losses	1,661	1,879	50	(7)	(4)	(257)
Noninterest expense	27,181	8,877	6,827	4,349	5,533	1,595
Income (loss) before income taxes (FTE basis)	17,196	7,487	2,688	5,514	3,478	(1,971)
Income tax expense (benefit) (FTE basis)	3,494	1,909	685	1,434	904	(1,438)
Net income (loss)	$13,702	$5,578	$2,003	$4,080	$2,574	$(533)

Average
Total loans and leases	$933,375	$280,126	$159,969	$353,398	$74,412	$65,470
Total assets (1)	2,324,269	753,352	275,996	421,933	678,434	194,554
Total deposits	1,298,973	681,119	239,627	323,807	31,524	22,896
Period end
Total loans and leases	$935,824	$283,565	$162,034	$355,473	$73,496	$61,256
Total assets (1)	2,291,670	768,187	270,913	424,971	637,110	190,489
Total deposits	1,309,691	695,530	233,925	326,029	31,450	22,757

	Six Months Ended June 30, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$22,478	$11,741	$3,157	$5,143	$1,913	$524
Card income	2,918	2,473	70	259	46	70
Service charges	3,895	2,112	38	1,575	160	10
Investment and brokerage services	6,877	159	5,620	54	1,052	(8)
Investment banking income (loss)	3,116	—	147	1,855	1,255	(141)
Trading account profits	4,287	1	91	87	3,920	188
Other income	1,940	306	164	1,021	308	141
Total noninterest income	23,033	5,051	6,130	4,851	6,741	260
Total revenue, net of interest expense (FTE basis)	45,511	16,792	9,287	9,994	8,654	784
Provision for credit losses	1,561	1,672	34	32	8	(185)
Noninterest expense	28,075	8,820	6,721	4,317	5,406	2,811
Income (loss) before income taxes (FTE basis)	15,875	6,300	2,532	5,645	3,240	(1,842)
Income tax expense (benefit) (FTE basis)	5,432	2,377	955	2,130	1,113	(1,143)
Net income (loss)	$10,443	$3,923	$1,577	$3,515	$2,127	$(699)

Average
Total loans and leases	$914,432	$259,751	$149,615	$343,966	$69,850	$91,250
Total assets (1)	2,250,575	716,247	287,266	414,924	626,224	205,914
Total deposits	1,256,735	644,238	251,324	302,827	32,535	25,811
Period end
Total loans and leases	$916,666	$265,938	$153,468	$344,457	$73,973	$78,830
Total assets (1)	2,254,714	735,176	274,746	410,580	633,188	201,024
Total deposits	1,262,980	662,678	237,131	303,205	33,363	26,603

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Net interest income (FTE basis)	$13,130	$11,741	$6,620	$6,510	$6,354	$6,212	$5,961
Noninterest income:
Card income	2,621	2,473	1,342	1,279	1,354	1,243	1,248
Service charges	2,116	2,112	1,072	1,044	1,071	1,082	1,061
All other income	376	466	177	199	176	237	239
Total noninterest income	5,113	5,051	2,591	2,522	2,601	2,562	2,548
Total revenue, net of interest expense (FTE basis)	18,243	16,792	9,211	9,032	8,955	8,774	8,509

Provision for credit losses	1,879	1,672	944	935	886	967	834

Noninterest expense	8,877	8,820	4,397	4,480	4,507	4,460	4,411
Income before income taxes (FTE basis)	7,487	6,300	3,870	3,617	3,562	3,347	3,264
Income tax expense (FTE basis)	1,909	2,377	987	922	1,365	1,260	1,233
Net income	$5,578	$3,923	$2,883	$2,695	$2,197	$2,087	$2,031

Net interest yield (FTE basis)	3.71%	3.49%	3.68%	3.73%	3.61%	3.56%	3.48%
Return on average allocated capital (1)	30	21	31	30	24	22	22
Efficiency ratio (FTE basis)	48.66	52.53	47.75	49.60	50.33	50.83	51.84

Balance Sheet
Average
Total loans and leases	$280,126	$259,751	$280,689	$279,557	$275,716	$268,810	$261,537
Total earning assets (2)	714,352	677,512	720,878	707,754	699,004	692,122	686,064
Total assets (2)	753,352	716,247	759,982	746,647	737,755	731,077	724,753
Total deposits	681,119	644,238	687,812	674,351	665,536	658,974	652,787
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$283,565	$265,938	$283,565	$279,055	$280,473	$272,360	$265,938
Total earning assets (2)	729,036	696,350	729,036	735,247	709,832	703,277	696,350
Total assets (2)	768,187	735,176	768,187	774,256	749,325	742,513	735,176
Total deposits	695,530	662,678	695,530	701,488	676,530	669,647	662,678

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$13,130	$7,660	$5,470
Noninterest income:
Card income	2,621	5	2,616
Service charges	2,116	2,115	1
All other income	376	210	166
Total noninterest income	5,113	2,330	2,783
Total revenue, net of interest expense (FTE basis)	18,243	9,990	8,253

Provision for credit losses	1,879	87	1,792

Noninterest expense	8,877	5,290	3,587
Income before income taxes (FTE basis)	7,487	4,613	2,874
Income tax expense (FTE basis)	1,909	1,176	733
Net income	$5,578	$3,437	$2,141

Net interest yield (FTE basis)	3.71%	2.27%	4.00%
Return on average allocated capital (1)	30	58	17
Efficiency ratio (FTE basis)	48.66	52.95	43.47

Balance Sheet
Average
Total loans and leases	$280,126	$5,180	$274,946
Total earning assets (2)	714,352	680,020	275,597
Total assets (2)	753,352	707,992	286,625
Total deposits	681,119	675,630	5,489
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$283,565	$5,212	$278,353
Total earning assets (2)	729,036	693,709	279,399
Total assets (2)	768,187	721,646	290,613
Total deposits	695,530	689,258	6,272

	Six Months Ended June 30, 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$11,741	$6,365	$5,376
Noninterest income:
Card income	2,473	4	2,469
Service charges	2,112	2,111	1
All other income	466	195	271
Total noninterest income	5,051	2,310	2,741
Total revenue, net of interest expense (FTE basis)	16,792	8,675	8,117

Provision for credit losses	1,672	100	1,572

Noninterest expense	8,820	5,086	3,734
Income before income taxes (FTE basis)	6,300	3,489	2,811
Income tax expense (FTE basis)	2,377	1,316	1,061
Net income	$3,923	$2,173	$1,750

Net interest yield (FTE basis)	3.49%	2.00%	4.24%
Return on average allocated capital (1)	21	37	14
Efficiency ratio (FTE basis)	52.53	58.63	46.00

Balance Sheet
Average
Total loans and leases	$259,751	$4,998	$254,753
Total earning assets (2)	677,512	643,237	255,607
Total assets (2)	716,247	670,340	267,239
Total deposits	644,238	637,953	6,285
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$265,938	$5,039	$260,899
Total earning assets (2)	696,350	661,577	261,696
Total assets (2)	735,176	688,801	273,298
Total deposits	662,678	656,374	6,304

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,620	$3,919	$2,701
Noninterest income:
Card income	1,342	3	1,339
Service charges	1,072	1,071	1
All other income	177	102	75
Total noninterest income	2,591	1,176	1,415
Total revenue, net of interest expense (FTE basis)	9,211	5,095	4,116

Provision for credit losses	944	46	898

Noninterest expense	4,397	2,639	1,758
Income before income taxes (FTE basis)	3,870	2,410	1,460
Income tax expense (FTE basis)	987	615	372
Net income	$2,883	$1,795	$1,088

Net interest yield (FTE basis)	3.68%	2.29%	3.92%
Return on average allocated capital (1)	31	60	17
Efficiency ratio (FTE basis)	47.75	51.80	42.73

Balance Sheet
Average
Total loans and leases	$280,689	$5,191	$275,498
Total earning assets (2)	720,878	686,331	276,436
Total assets (2)	759,982	714,494	287,377
Total deposits	687,812	682,202	5,610
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$283,565	$5,212	$278,353
Total earning assets (2)	729,036	693,709	279,399
Total assets (2)	768,187	721,646	290,613
Total deposits	695,530	689,258	6,272

	First Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,510	$3,741	$2,769
Noninterest income:
Card income	1,279	2	1,277
Service charges	1,044	1,044	—
All other income	199	108	91
Total noninterest income	2,522	1,154	1,368
Total revenue, net of interest expense (FTE basis)	9,032	4,895	4,137

Provision for credit losses	935	41	894

Noninterest expense	4,480	2,651	1,829
Income before income taxes (FTE basis)	3,617	2,203	1,414
Income tax expense (FTE basis)	922	561	361
Net income	$2,695	$1,642	$1,053

Net interest yield (FTE basis)	3.73%	2.25%	4.09%
Return on average allocated capital (1)	30	55	17
Efficiency ratio (FTE basis)	49.60	54.15	44.21

Balance Sheet
Average
Total loans and leases	$279,557	$5,170	$274,387
Total earning assets (2)	707,754	673,641	274,748
Total assets (2)	746,647	701,418	285,864
Total deposits	674,351	668,983	5,368
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$279,055	$5,111	$273,944
Total earning assets (2)	735,247	700,420	274,977
Total assets (2)	774,256	728,063	286,343
Total deposits	701,488	695,514	5,974

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,961	$3,302	$2,659
Noninterest income:
Card income	1,248	1	1,247
Service charges	1,061	1,061	—
All other income	239	96	143
Total noninterest income	2,548	1,158	1,390
Total revenue, net of interest expense (FTE basis)	8,509	4,460	4,049

Provision for credit losses	834	45	789

Noninterest expense	4,411	2,561	1,850
Income before income taxes (FTE basis)	3,264	1,854	1,410
Income tax expense (FTE basis)	1,233	700	533
Net income	$2,031	$1,154	$877

Net interest yield (FTE basis)	3.48%	2.03%	4.15%
Return on average allocated capital (1)	22	39	14
Efficiency ratio (FTE basis)	51.84	57.39	45.72

Balance Sheet
Average
Total loans and leases	$261,537	$5,016	$256,521
Total earning assets (2)	686,064	651,678	257,130
Total assets (2)	724,753	678,817	268,680
Total deposits	652,787	646,474	6,313
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$265,938	$5,039	$260,899
Total earning assets (2)	696,350	661,577	261,696
Total assets (2)	735,176	688,801	273,298
Total deposits	662,678	656,374	6,304

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Average deposit balances
Checking	$346,474	$320,664	$351,686	$341,204	$334,345	$329,048	$325,503
Savings	53,563	51,683	54,052	53,068	52,466	52,687	52,809
MMS	241,286	227,479	242,841	239,714	236,909	234,288	230,363
CDs and IRAs	36,767	41,558	36,173	37,366	38,732	40,067	41,196
Non-U.S. and other	3,029	2,854	3,060	2,999	3,084	2,884	2,916
Total average deposit balances	$681,119	$644,238	$687,812	$674,351	$665,536	$658,974	$652,787

Deposit spreads (excludes noninterest costs)
Checking	2.11%	1.98%	2.13%	2.08%	2.03%	2.01%	2.03%
Savings	2.39	2.26	2.40	2.37	2.34	2.35	2.30
MMS	1.92	1.48	2.00	1.85	1.70	1.66	1.71
CDs and IRAs	1.88	1.35	2.02	1.73	1.55	1.48	1.41
Non-U.S. and other	1.95	1.24	2.16	1.73	1.56	1.45	1.31
Total deposit spreads	2.05	1.78	2.10	2.00	1.91	1.88	1.89

Client brokerage assets	$191,472	$159,131	$191,472	$182,110	$177,045	$167,274	$159,131

Active digital banking users (units in thousands) (1)	35,722	33,971	35,722	35,518	34,855	34,472	33,971
Active mobile banking users (units in thousands)	25,335	22,898	25,335	24,801	24,238	23,572	22,898
Financial centers	4,411	4,542	4,411	4,435	4,470	4,511	4,542
ATMs	16,050	15,972	16,050	16,011	16,039	15,973	15,972

Total U.S. credit card (2)
Loans
Average credit card outstandings	$93,975	$89,545	$93,531	$94,423	$93,531	$91,602	$89,464
Ending credit card outstandings	94,790	90,776	94,790	93,014	96,274	92,602	90,776
Credit quality
Net charge-offs	$1,440	$1,246	$739	$701	$655	$612	$640
	3.09%	2.81%	3.17%	3.01%	2.78%	2.65%	2.87%
30+ delinquency	$1,695	$1,550	$1,695	$1,795	$1,847	$1,657	$1,550
	1.79%	1.71%	1.79%	1.93%	1.92%	1.79%	1.71%
90+ delinquency	$865	$772	$865	$925	$900	$810	$772
	0.91%	0.85%	0.91%	0.99%	0.93%	0.87%	0.85%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.90%	9.55%	9.86%	9.93%	9.75%	9.76%	9.54%
Risk adjusted margin	8.19	8.65	8.07	8.32	8.74	8.63	8.40
New accounts (in thousands)	2,380	2,486	1,186	1,194	1,138	1,315	1,302
Purchase volumes	$128,168	$116,986	$66,821	$61,347	$65,523	$62,244	$61,665

Debit card data
Purchase volumes	$156,749	$145,960	$80,697	$76,052	$77,912	$74,769	$75,349

Loan production (3)
Total (4):
First mortgage	$21,096	$24,693	$11,672	$9,424	$12,705	$13,183	$13,251
Home equity	7,830	8,738	4,081	3,749	4,053	4,133	4,685
Consumer Banking:
First mortgage	$13,845	$16,635	$7,881	$5,964	$8,386	$9,044	$9,006
Home equity	6,989	7,882	3,644	3,345	3,595	3,722	4,215

(1)	Digital users represents mobile and/or online users across consumer businesses.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Net interest income (FTE basis)	$3,137	$3,157	$1,543	$1,594	$1,520	$1,496	$1,597
Noninterest income:
Investment and brokerage services	5,977	5,620	2,937	3,040	2,920	2,854	2,829
All other income	451	510	229	222	243	270	269
Total noninterest income	6,428	6,130	3,166	3,262	3,163	3,124	3,098
Total revenue, net of interest expense (FTE basis)	9,565	9,287	4,709	4,856	4,683	4,620	4,695

Provision for credit losses	50	34	12	38	6	16	11

Noninterest expense	6,827	6,721	3,399	3,428	3,473	3,371	3,392
Income before income taxes (FTE basis)	2,688	2,532	1,298	1,390	1,204	1,233	1,292
Income tax expense (FTE basis)	685	955	330	355	462	464	488
Net income	$2,003	$1,577	$968	$1,035	$742	$769	$804

Net interest yield (FTE basis)	2.44%	2.34%	2.43%	2.46%	2.32%	2.29%	2.41%
Return on average allocated capital (1)	28	23	27	29	21	22	23
Efficiency ratio (FTE basis)	71.37	72.37	72.17	70.60	74.14	72.95	72.24

Balance Sheet
Average
Total loans and leases	$159,969	$149,615	$160,833	$159,095	$157,063	$154,333	$150,812
Total earning assets (2)	258,939	271,884	255,145	262,775	259,550	259,564	265,845
Total assets (2)	275,996	287,266	272,317	279,716	276,153	275,570	281,167
Total deposits	239,627	251,324	236,214	243,077	240,126	239,647	245,329
Allocated capital (1)	14,500	14,000	14,500	14,500	14,000	14,000	14,000

Period end
Total loans and leases	$162,034	$153,468	$162,034	$159,636	$159,378	$155,871	$153,468
Total earning assets (2)	253,910	258,744	253,910	262,430	267,026	259,548	258,744
Total assets (2)	270,913	274,746	270,913	279,331	284,321	276,187	274,746
Total deposits	233,925	237,131	233,925	241,531	246,994	237,771	237,131

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six months ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Revenue by Business
Merrill Lynch Global Wealth Management	$7,856	$7,656	$3,860	$3,996	$3,836	$3,796	$3,874
U.S. Trust	1,708	1,628	848	860	845	822	819
Other	1	3	1	—	2	2	2
Total revenue, net of interest expense (FTE basis)	$9,565	$9,287	$4,709	$4,856	$4,683	$4,620	$4,695

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,311,598	$2,196,238	$2,311,598	$2,284,803	$2,305,664	$2,245,499	$2,196,238
U.S. Trust	442,608	421,180	442,608	440,683	446,199	430,684	421,180
Total client balances	$2,754,206	$2,617,418	$2,754,206	$2,725,486	$2,751,863	$2,676,183	$2,617,418

Client Balances by Type, at period end
Assets under management (1)	$1,101,001	$990,709	$1,101,001	$1,084,717	$1,080,747	$1,036,048	$990,709
Brokerage and other assets	1,254,135	1,233,313	1,254,135	1,236,799	1,261,990	1,243,858	1,233,313
Deposits	233,925	237,131	233,925	241,531	246,994	237,771	237,131
Loans and leases (2)	165,145	156,265	165,145	162,439	162,132	158,506	156,265
Total client balances	$2,754,206	$2,617,418	$2,754,206	$2,725,486	$2,751,863	$2,676,183	$2,617,418

Assets Under Management Rollforward
Assets under management, beginning balance	$1,080,747	$886,148	$1,084,717	$1,080,747	$1,036,048	$990,709	$946,778
Net client flows	35,015	56,730	10,775	24,240	18,228	20,749	27,516
Market valuation/other	(14,761)	47,831	5,509	(20,270)	26,471	24,590	16,415
Total assets under management, ending balance	$1,101,001	$990,709	$1,101,001	$1,084,717	$1,080,747	$1,036,048	$990,709

Associates, at period end (3)
Number of financial advisors	17,442	17,017	17,442	17,367	17,355	17,221	17,017
Total wealth advisors, including financial advisors	19,350	18,881	19,350	19,276	19,238	19,108	18,881
Total primary sales professionals, including financial advisors and wealth advisors	20,447	19,863	20,447	20,398	20,344	20,115	19,863

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (4) (in thousands)	$1,027	$1,016	$1,017	$1,038	$994	$994	$1,040

U.S. Trust Metric, at period end
Primary sales professionals	1,722	1,665	1,722	1,737	1,714	1,696	1,665

(1)	Defined as managed assets under advisory and/or discretion of GWIM.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Includes financial advisors in the Consumer Banking segment of 2,622, 2,538, 2,402, 2,267 and 2,206 at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(4)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain asset and liability management (ALM) activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Net interest income (FTE basis)	$5,351	$5,143	$2,711	$2,640	$2,719	$2,642	$2,541
Noninterest income:
Service charges	1,532	1,575	769	763	774	776	809
Investment banking fees	1,487	1,855	743	744	811	806	929
All other income	1,486	1,421	699	787	715	763	760
Total noninterest income	4,505	4,851	2,211	2,294	2,300	2,345	2,498
Total revenue, net of interest expense (FTE basis)	9,856	9,994	4,922	4,934	5,019	4,987	5,039

Provision for credit losses	(7)	32	(23)	16	132	48	15

Noninterest expense	4,349	4,317	2,154	2,195	2,161	2,119	2,154
Income before income taxes (FTE basis)	5,514	5,645	2,791	2,723	2,726	2,820	2,870
Income tax expense (FTE basis)	1,434	2,130	727	707	1,046	1,062	1,084
Net income	$4,080	$3,515	$2,064	$2,016	$1,680	$1,758	$1,786

Net interest yield (FTE basis)	2.97%	2.89%	2.98%	2.96%	3.00%	2.94%	2.85%
Return on average allocated capital (1)	20	18	20	20	17	17	18
Efficiency ratio (FTE basis)	44.13	43.19	43.78	44.47	43.02	42.52	42.72

Balance Sheet
Average
Total loans and leases	$353,398	$343,966	$355,088	$351,689	$350,262	$346,093	$345,063
Total earning assets (2)	363,212	358,500	364,587	361,822	359,199	357,014	357,407
Total assets (2)	421,933	414,924	423,256	420,594	419,513	414,755	413,950
Total deposits	323,807	302,827	323,215	324,405	329,761	315,692	300,483
Allocated capital (1)	41,000	40,000	41,000	41,000	40,000	40,000	40,000

Period end
Total loans and leases	$355,473	$344,457	$355,473	$355,165	$350,668	$349,838	$344,457
Total earning assets (2)	364,428	353,649	364,428	365,895	365,560	364,591	353,649
Total assets (2)	424,971	410,580	424,971	424,134	424,533	423,185	410,580
Total deposits	326,029	303,205	326,029	331,238	329,273	319,545	303,205

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Investment Banking fees (1)
Advisory (2)	$545	$856	$269	$276	$381	$321	$465
Debt issuance	723	773	367	356	336	397	361
Equity issuance	219	226	107	112	94	88	103
Total Investment Banking fees (3)	$1,487	$1,855	$743	$744	$811	$806	$929

Business Lending
Corporate	$2,143	$2,195	$1,093	$1,050	$1,065	$1,127	$1,093
Commercial	1,949	2,096	974	975	1,094	1,090	1,052
Business Banking	198	200	99	99	103	101	99
Total Business Lending revenue	$4,290	$4,491	$2,166	$2,124	$2,262	$2,318	$2,244

Global Transaction Services
Corporate	$1,794	$1,630	$912	$882	$852	$840	$833
Commercial	1,627	1,459	811	816	800	758	752
Business Banking	469	408	237	232	224	217	211
Total Global Transaction Services revenue	$3,890	$3,497	$1,960	$1,930	$1,876	$1,815	$1,796

Average deposit balances
Interest-bearing	$116,889	$74,179	$120,427	$113,312	$106,537	$94,232	$77,490
Noninterest-bearing	206,918	228,648	202,788	211,093	223,224	221,460	222,993
Total average deposits	$323,807	$302,827	$323,215	$324,405	$329,761	$315,692	$300,483

Loan spread	1.54%	1.60%	1.54%	1.53%	1.56%	1.56%	1.56%

Provision for credit losses	$(7)	$32	$(23)	$16	$132	$48	$15

Credit quality (4, 5)
Reservable criticized utilized exposure	$10,482	$14,074	$10,482	$11,865	$12,038	$13,273	$14,074
	2.77%	3.80%	2.77%	3.13%	3.21%	3.55%	3.80%

Nonperforming loans, leases and foreclosed properties	$1,133	$1,345	$1,133	$1,286	$1,118	$1,123	$1,345
	0.32%	0.39%	0.32%	0.36%	0.32%	0.32%	0.39%

Average loans and leases by product
U.S. commercial	$201,808	$199,604	$202,879	$200,726	$201,432	$197,841	$200,577
Non-U.S. commercial	79,055	72,496	79,390	78,716	77,339	76,226	72,729
Commercial real estate	50,264	48,971	50,745	49,777	49,194	49,247	49,122
Commercial lease financing	22,268	22,892	22,069	22,469	22,297	22,778	22,634
Other	3	3	5	1	—	1	1
Total average loans and leases	$353,398	$343,966	$355,088	$351,689	$350,262	$346,093	$345,063

Total Corporation Investment Banking fees
Advisory (2)	$599	$888	$303	$296	$429	$374	$483
Debt issuance	1,701	1,827	874	827	846	962	901
Equity issuance	604	543	290	314	204	193	231
Total investment banking fees including self-led deals	2,904	3,258	1,467	1,437	1,479	1,529	1,615
Self-led deals	(129)	(142)	(45)	(84)	(61)	(52)	(83)
Total Investment Banking fees	$2,775	$3,116	$1,422	$1,353	$1,418	$1,477	$1,532

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable criticized utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Six Months Ended June 30, 2018
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	4	5.6%	4	7.5%
Announced mergers and acquisitions	5	18.4	4	20.2
Equity capital markets	5	5.7	4	8.9
Debt capital markets	3	6.0	1	12.6
High-yield corporate debt	5	5.8	4	7.7
Leveraged loans	2	8.3	2	10.1
Mortgage-backed securities	3	9.2	5	11.1
Asset-backed securities	2	11.2	2	13.3
Convertible debt	4	8.3	3	15.5
Common stock underwriting	5	5.2	6	7.1
Investment-grade corporate debt	1	6.4	1	12.6
Syndicated loans	2	9.0	2	11.1
Source: Dealogic data as of July 2, 2018. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in net investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Net interest income (FTE basis)	$1,671	$1,913	$801	$870	$932	$899	$864
Noninterest income:
Investment and brokerage services	918	1,052	430	488	501	496	521
Investment banking fees	1,261	1,255	652	609	597	624	590
Trading account profits	4,887	3,920	2,184	2,703	1,075	1,714	1,743
All other income	270	514	154	116	291	168	229
Total noninterest income	7,336	6,741	3,420	3,916	2,464	3,002	3,083
Total revenue, net of interest expense (FTE basis) (1)	9,007	8,654	4,221	4,786	3,396	3,901	3,947

Provision for credit losses	(4)	8	(1)	(3)	162	(6)	25

Noninterest expense	5,533	5,406	2,715	2,818	2,614	2,711	2,650
Income before income taxes (FTE basis)	3,478	3,240	1,507	1,971	620	1,196	1,272
Income tax expense (FTE basis)	904	1,113	391	513	210	440	442
Net income	$2,574	$2,127	$1,116	$1,458	$410	$756	$830

Return on average allocated capital (2)	15%	12%	13%	17%	5%	9%	10%
Efficiency ratio (FTE basis)	61.43	62.46	64.33	58.87	77.01	69.48	67.12

Balance Sheet
Average
Total trading-related assets (3)	$468,175	$437,545	$473,126	$463,169	$449,737	$442,283	$452,563
Total loans and leases	74,412	69,850	75,053	73,763	73,552	72,347	69,638
Total earning assets (3)	488,307	443,321	490,482	486,107	464,171	446,754	456,588
Total assets	678,434	626,224	678,500	678,367	659,412	642,428	645,227
Total deposits	31,524	32,535	30,736	32,320	34,250	32,125	31,919
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets (3)	$441,657	$436,193	$441,657	$450,512	$419,375	$426,371	$436,193
Total loans and leases	73,496	73,973	73,496	75,638	76,778	76,225	73,973
Total earning assets (3)	454,706	448,613	454,706	478,857	449,314	441,656	448,613
Total assets	637,110	633,188	637,110	648,605	629,013	629,222	633,188
Total deposits	31,450	33,363	31,450	32,301	34,029	33,382	33,363

Trading-related assets (average)
Trading account securities	$209,772	$212,767	$209,271	$210,278	$225,330	$216,988	$221,569
Reverse repurchases	128,125	99,206	132,257	123,948	107,125	101,556	101,551
Securities borrowed	82,831	84,695	83,282	82,376	77,580	81,950	88,041
Derivative assets	47,447	40,877	48,316	46,567	39,702	41,789	41,402
Total trading-related assets (3)	$468,175	$437,545	$473,126	$463,169	$449,737	$442,283	$452,563

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 28.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Sales and trading revenue (1)
Fixed income, currency and commodities	$4,720	$4,916	$2,106	$2,614	$1,597	$2,152	$2,106
Equities	2,814	2,193	1,311	1,503	942	977	1,104
Total sales and trading revenue	$7,534	$7,109	$3,417	$4,117	$2,539	$3,129	$3,210

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$4,826	$5,184	$2,290	$2,536	$1,709	$2,166	$2,254
Equities	2,823	2,214	1,306	1,517	948	984	1,115
Total sales and trading revenue, excluding debit valuation adjustment	$7,649	$7,398	$3,596	$4,053	$2,657	$3,150	$3,369

Sales and trading revenue breakdown
Net interest income	$1,418	$1,678	$675	$743	$805	$777	$749
Commissions	896	1,038	420	476	492	487	514
Trading	4,885	3,919	2,183	2,702	1,075	1,712	1,743
Other	335	474	139	196	167	153	204
Total sales and trading revenue	$7,534	$7,109	$3,417	$4,117	$2,539	$3,129	$3,210

(1)
Includes Global Banking sales and trading revenue of $241 million and $114 million for the six months ended June 30, 2018 and 2017; $75 million and $166 million for the second and first quarters of 2018, and $61 million, $61 million and $56 million for the fourth, third and second quarters of 2017, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017
Net interest income (FTE basis)	$273	$524	$129	$144	$188	$152	$260
Noninterest income (loss)	(906)	260	(429)	(477)	(1,554)	(355)	616
Total revenue, net of interest expense (FTE basis)	(633)	784	(300)	(333)	(1,366)	(203)	876

Provision for credit losses	(257)	(185)	(105)	(152)	(185)	(191)	(159)

Noninterest expense	1,595	2,811	619	976	519	733	1,375
Loss before income taxes (FTE basis)	(1,971)	(1,842)	(814)	(1,157)	(1,700)	(745)	(340)
Income tax expense (benefit) (FTE basis)	(1,438)	(1,143)	(567)	(871)	964	(799)	5
Net income (loss)	$(533)	$(699)	$(247)	$(286)	$(2,664)	$54	$(345)

Balance Sheet
Average
Total loans and leases	$65,470	$91,250	$63,155	$67,811	$71,197	$76,546	$87,667
Total assets (2)	194,554	205,914	188,623	200,554	208,854	207,274	204,196
Total deposits	22,896	25,811	22,682	23,115	23,899	25,273	26,320

Period end
Total loans and leases	$61,256	$78,830	$61,256	$64,584	$69,452	$72,823	$78,830
Total assets (3)	190,489	201,024	190,489	202,152	194,042	213,067	201,024
Total deposits	22,757	26,603	22,757	22,106	22,719	24,072	26,603

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for both core and non-core MSRs and the related economic hedge results, liquidating businesses and residual expense allocations. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $517.1 billion and $521.9 billion for the six months ended June 30, 2018 and 2017; and $519.6 billion, $514.6 billion, $508.6 billion, $510.1 billion and $521.8 billion for the second and first quarters of 2018, and the fourth, third and second quarters of 2017.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $522.2 billion, $543.3 billion, $520.4 billion, $515.0 billion and $517.7 billion at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2018	March 31 2018	June 30 2017
Consumer
Residential mortgage	$207,564	$204,112	$197,446
Home equity	53,587	55,308	61,942
U.S. credit card	94,790	93,014	90,776
Direct/Indirect consumer (1)	92,621	93,942	95,572
Other consumer (2)	167	131	579
Total consumer loans excluding loans accounted for under the fair value option	448,729	446,507	446,315
Consumer loans accounted for under the fair value option (3)	848	894	1,035
Total consumer	449,577	447,401	447,350

Commercial
U.S. commercial (4)	303,946	302,368	291,235
Non-U.S. commercial	94,450	97,365	90,786
Commercial real estate (5)	61,073	60,085	59,177
Commercial lease financing	21,399	21,764	21,828
Total commercial loans excluding loans accounted for under the fair value option	480,868	481,582	463,026
Commercial loans accounted for under the fair value option (3)	5,379	5,095	6,290
Total commercial	486,247	486,677	469,316
Total loans and leases	$935,824	$934,078	$916,666

(1)
Includes auto and specialty lending loans and leases of $50.2 billion, $51.8 billion and $51.2 billion, unsecured consumer lending loans of $410 million, $428 million and $509 million, U.S. securities-based lending loans of $38.4 billion, $38.1 billion and $39.8 billion, non-U.S. consumer loans of $2.8 billion, $2.9 billion and $2.9 billion, student loans of $0, $0 and $463 million and other consumer loans of $769 million, $676 million and $657 million at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(2)	Substantially all of other consumer at June 30, 2018 and March 31, 2018 is consumer overdrafts. Other consumer at June 30, 2017 also includes consumer finance loans of $420 million.

(3)
Consumer loans accounted for under the fair value option were residential mortgage loans of $489 million, $523 million and $666 million and home equity loans of $359 million, $371 million and $369 million at June 30, 2018, March 31, 2018 and June 30, 2017, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $3.5 billion, $3.2 billion and $3.2 billion and non-U.S. commercial loans of $1.9 billion, $1.9 billion and $3.1 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(4)	Includes U.S. small business commercial loans, including card-related products, of $14.2 billion, $13.9 billion and $13.6 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(5)
Includes U.S. commercial real estate loans of $57.1 billion, $55.6 billion and $55.6 billion and non-U.S. commercial real estate loans of $4.0 billion, $4.5 billion and $3.6 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$206,083	$81,402	$73,663	$4	$—	$51,014
Home equity	54,863	38,239	3,829	—	365	12,430
U.S. credit card	93,531	90,481	3,050	—	—	—
Direct/Indirect and other consumer	93,620	51,602	42,011	1	—	6
Total consumer	448,097	261,724	122,553	5	365	63,450

Commercial
U.S. commercial	305,372	18,950	34,440	202,879	48,827	276
Non-U.S. commercial	99,255	—	24	79,390	19,800	41
Commercial real estate	60,653	15	3,813	50,745	6,061	19
Commercial lease financing	21,441	—	3	22,069	—	(631)
Total commercial	486,721	18,965	38,280	355,083	74,688	(295)
Total loans and leases	$934,818	$280,689	$160,833	$355,088	$75,053	$63,155

	First Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$204,830	$77,265	$72,587	$—	$—	$54,978
Home equity	56,952	39,407	3,997	—	362	13,186
U.S. credit card	94,423	91,372	3,051	—	—	—
Direct/Indirect and other consumer	95,292	52,867	42,419	1	—	5
Total consumer	451,497	260,911	122,054	1	362	68,169

Commercial
U.S. commercial	299,850	18,626	33,333	200,726	46,933	232
Non-U.S. commercial	99,504	—	27	78,716	20,737	24
Commercial real estate	59,231	20	3,678	49,777	5,731	25
Commercial lease financing	21,833	—	3	22,469	—	(639)
Total commercial	480,418	18,646	37,041	351,688	73,401	(358)
Total loans and leases	$931,915	$279,557	$159,095	$351,689	$73,763	$67,811

	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$195,935	$62,983	$67,628	$—	$—	$65,324
Home equity	63,332	42,675	4,563	1	351	15,742
U.S. credit card	89,464	86,519	2,945	—	—	—
Non-U.S. credit card (1)	6,494	—	—	—	—	6,494
Direct/Indirect and other consumer	95,775	51,509	43,358	—	—	908
Total consumer	451,000	243,686	118,494	1	351	88,468

Commercial
U.S. commercial	291,162	17,831	29,125	200,577	43,353	276
Non-U.S. commercial	92,708	—	22	72,729	19,939	18
Commercial real estate	58,198	20	3,168	49,122	5,831	57
Commercial lease financing	21,649	—	3	22,634	164	(1,152)
Total commercial	463,717	17,851	32,318	345,062	69,287	(801)
Total loans and leases (1)	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667

(1)	During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2018	March 31 2018	June 30 2017	June 30 2018	March 31 2018	June 30 2017
Asset managers and funds	$67,210	$70,819	$57,549	$103,136	$103,466	$86,292
Real estate (5)	64,899	64,507	63,480	89,400	88,750	85,115
Capital goods	39,876	39,560	34,373	75,092	73,650	66,302
Healthcare equipment and services	35,299	37,456	36,749	57,893	58,960	56,365
Government and public education	45,827	47,499	46,057	55,565	57,269	54,695
Finance companies	34,173	31,984	34,233	54,010	52,392	51,643
Materials	26,261	26,213	22,964	50,435	50,569	45,851
Retailing	25,689	25,679	26,703	45,591	45,241	54,680
Consumer services	26,285	27,160	27,061	43,913	43,005	42,383
Food, beverage and tobacco	24,226	22,351	22,211	43,803	44,620	42,421
Commercial services and supplies	22,265	22,686	21,336	36,834	36,387	34,137
Energy	16,181	15,888	17,044	35,163	35,564	36,878
Media	12,205	13,089	13,195	31,296	36,778	24,911
Transportation	21,425	21,652	20,917	30,054	30,121	28,886
Global commercial banks	26,464	28,142	26,693	28,465	30,218	28,634
Utilities	10,881	11,515	12,176	26,884	28,639	27,273
Individuals and trusts	18,507	19,276	17,619	24,487	25,161	22,971
Technology hardware and equipment	9,827	10,116	9,429	20,933	21,691	22,738
Vehicle dealers	16,400	16,621	16,138	19,732	20,409	19,716
Pharmaceuticals and biotechnology	7,595	4,785	5,670	19,448	20,116	18,936
Consumer durables and apparel	9,201	9,286	9,166	18,568	18,535	17,457
Software and services	7,686	7,971	9,164	17,494	20,757	18,361
Automobiles and components	7,192	7,097	5,391	14,338	13,993	11,546
Telecommunication services	7,386	6,234	6,237	13,206	12,823	14,535
Insurance	6,215	6,230	6,049	12,778	12,853	11,938
Food and staples retailing	5,222	5,298	4,771	11,259	11,452	9,265
Religious and social organizations	3,807	3,823	4,259	5,587	5,697	6,071
Financial markets infrastructure (clearinghouses)	1,372	1,499	621	3,164	3,261	2,372
Other	5,482	5,252	6,109	5,521	5,247	5,520
Total commercial credit exposure by industry	$605,058	$609,688	$583,364	$994,049	$1,007,624	$947,892

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $33.3 billion, $36.5 billion and $34.6 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $31.9 billion, $36.9 billion and $25.5 billion, which consists primarily of other marketable securities, at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(2)
Total utilized and total committed exposure includes loans of $5.4 billion, $5.1 billion and $6.3 billion and issued letters of credit with a notional amount of $167 million, $193 million and $262 million accounted for under the fair value option at June 30, 2018, March 31, 2018 and June 30, 2017, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.2 billion, $4.2 billion and $4.2 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at June 30 2018	Hedges and Credit Default Protection (3)	Net Country Exposure at June 30 2018 (4)	Increase (Decrease) from March 31 2018
United Kingdom	$27,911	$15,780	$5,366	$991	$50,048	$(4,123)	$45,925	$(1,016)
Germany	17,979	6,469	1,825	733	27,006	(3,482)	23,524	(4,082)
Canada	7,378	7,214	1,983	3,062	19,637	(538)	19,099	1,450
Japan	12,179	2,229	1,426	1,182	17,016	(1,475)	15,541	1,591
China	13,306	307	972	838	15,423	(477)	14,946	(1,378)
France	5,704	5,774	3,085	3,344	17,907	(3,815)	14,092	2,327
Brazil	7,046	1,118	492	2,128	10,784	(410)	10,374	(883)
Netherlands	6,713	2,586	556	1,359	11,214	(1,302)	9,912	412
India	6,631	326	324	2,666	9,947	(56)	9,891	(1,430)
Australia	5,063	3,622	604	1,093	10,382	(506)	9,876	(178)
Hong Kong	6,688	233	521	1,042	8,484	(39)	8,445	(662)
South Korea	5,459	591	653	1,867	8,570	(264)	8,306	(368)
Switzerland	4,438	3,058	250	121	7,867	(982)	6,885	(354)
Singapore	3,360	207	541	2,206	6,314	(74)	6,240	(232)
Mexico	3,185	1,898	202	1,165	6,450	(578)	5,872	955
Belgium	2,650	1,036	163	739	4,588	(639)	3,949	(538)
Italy	2,412	1,494	593	1,076	5,575	(1,711)	3,864	(569)
United Arab Emirates	2,687	488	139	63	3,377	(70)	3,307	(157)
Spain	2,351	1,037	209	768	4,365	(1,106)	3,259	(1,324)
Taiwan	1,635	33	398	567	2,633	(1)	2,632	(60)
Total top 20 non-U.S. countries exposure	$144,775	$55,500	$20,302	$27,010	$247,587	$(21,648)	$225,939	$(6,496)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2018	March 31 2018	December 31 2017	September 30 2017	June 30 2017
Residential mortgage	$2,140	$2,262	$2,476	$2,518	$2,579
Home equity	2,452	2,598	2,644	2,691	2,681
Direct/Indirect consumer	47	46	46	43	19
Other consumer	—	—	—	—	3
Total consumer	4,639	4,906	5,166	5,252	5,282
U.S. commercial	881	1,059	814	863	1,039
Non-U.S. commercial	170	255	299	244	269
Commercial real estate	117	73	112	130	123
Commercial lease financing	34	27	24	26	28
	1,202	1,414	1,249	1,263	1,459
U.S. small business commercial	56	58	55	55	61
Total commercial	1,258	1,472	1,304	1,318	1,520
Total nonperforming loans and leases	5,897	6,378	6,470	6,570	6,802
Foreclosed properties (1)	284	316	288	299	325
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$6,181	$6,694	$6,758	$6,869	$7,127

Fully-insured home loans past due 30 days or more and still accruing	$3,454	$3,915	$4,466	$4,721	$4,970
Consumer credit card past due 30 days or more and still accruing	1,695	1,795	1,847	1,657	1,550
Other loans past due 30 days or more and still accruing	3,682	3,684	3,845	3,885	3,428
Total loans past due 30 days or more and still accruing (3, 5, 6)	$8,831	$9,394	$10,158	$10,263	$9,948

Fully-insured home loans past due 90 days or more and still accruing	$2,483	$2,885	$3,230	$3,372	$3,699
Consumer credit card past due 90 days or more and still accruing	865	925	900	810	772
Other loans past due 90 days or more and still accruing	341	234	285	220	199
Total loans past due 90 days or more and still accruing (3, 5, 6)	$3,689	$4,044	$4,415	$4,402	$4,670

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.27%	0.29%	0.30%	0.30%	0.32%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.66	0.72	0.73	0.75	0.78
Nonperforming loans and leases/Total loans and leases (7)	0.63	0.69	0.69	0.71	0.75

Commercial reservable criticized utilized exposure (8)	$12,357	$13,366	$13,563	$14,824	$15,640
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.40%	2.58%	2.65%	2.91%	3.13%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.34	2.45	2.60	2.93	3.14

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $573 million, $680 million, $801 million, $879 million and $1.0 billion at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2018	March 31 2018	December 31 2017	September 30 2017	June 30 2017
Nonperforming loans held-for-sale	$220	$233	$341	$325	$267
Nonperforming loans accounted for under the fair value option	46	37	69	62	79
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	17	24	26	24	22

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $28 million, $83 million, $8 million, $42 million and $25 million at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively, and loans held-for-sale past due 90 days or more and still accruing of $11 million, $8 million, $0, $6 million and $0 at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively. At June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, there were $24 million, $27 million, $32 million, $40 million and $37 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.2 billion, $6.0 billion, $5.7 billion, $6.3 billion and $7.3 billion at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$4,906	$5,166	$5,252	$5,282	$5,546
Additions	599	812	755	999	682
Reductions:
Paydowns and payoffs	(261)	(245)	(241)	(253)	(262)
Sales	(117)	(269)	(88)	(162)	(119)
Returns to performing status (2)	(336)	(364)	(337)	(347)	(368)
Charge-offs (3)	(114)	(147)	(125)	(210)	(167)
Transfers to foreclosed properties	(38)	(45)	(50)	(57)	(53)
Transfers (to) from loans held-for-sale	—	(2)	—	—	23
Total net reductions to nonperforming loans and leases	(267)	(260)	(86)	(30)	(264)
Total nonperforming consumer loans and leases, end of period	4,639	4,906	5,166	5,252	5,282
Foreclosed properties	263	264	236	259	285
Nonperforming consumer loans, leases and foreclosed properties, end of period	$4,902	$5,170	$5,402	$5,511	$5,567

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,472	$1,304	$1,318	$1,520	$1,728
Additions	244	436	444	412	288
Reductions:
Paydowns	(193)	(169)	(127)	(270)	(266)
Sales	(50)	(24)	(20)	(61)	(33)
Return to performing status (5)	(91)	(27)	(40)	(100)	(86)
Charge-offs	(112)	(48)	(143)	(145)	(85)
Transfers to foreclosed properties	—	—	(13)	—	(5)
Transfers to loans held-for-sale	(12)	—	(115)	(38)	(21)
Total net additions (reductions) to nonperforming loans and leases	(214)	168	(14)	(202)	(208)
Total nonperforming commercial loans and leases, end of period	1,258	1,472	1,304	1,318	1,520
Foreclosed properties	21	52	52	40	40
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,279	$1,524	$1,356	$1,358	$1,560

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 34.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Second Quarter 2018		First Quarter 2018		Fourth Quarter 2017		Third Quarter 2017		Second Quarter 2017
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$7	0.01%	$(6)	(0.01)%	$(16)	(0.03)%	$(82)	(0.16)%	$(19)	(0.04)%
Home equity	—	—	33	0.23	16	0.11	83	0.54	50	0.32
U.S. credit card	739	3.17	701	3.01	655	2.78	612	2.65	640	2.87
Non-U.S. credit card (4)	—	—	—	—	—	—	—	—	31	1.89
Direct/Indirect consumer	41	0.18	59	0.25	65	0.27	68	0.28	33	0.14
Other consumer	43	n/m	43	n/m	49	n/m	50	n/m	16	n/m
Total consumer	830	0.74	830	0.75	769	0.68	731	0.65	751	0.67
U.S. commercial	78	0.11	24	0.03	56	0.08	80	0.11	52	0.08
Non-U.S. commercial	19	0.08	4	0.02	346	1.43	33	0.14	46	0.21
Commercial real estate	4	0.03	(3)	(0.02)	6	0.04	2	0.02	5	0.03
Commercial lease financing	1	0.01	(1)	(0.01)	5	0.09	(1)	(0.02)	1	0.01
	102	0.09	24	0.02	413	0.36	114	0.10	104	0.09
U.S. small business commercial	64	1.82	57	1.67	55	1.58	55	1.61	53	1.60
Total commercial	166	0.14	81	0.07	468	0.39	169	0.14	157	0.14
Total net charge-offs	$996	0.43	$911	0.40	$1,237	0.53	$900	0.39	$908	0.40

By Business Segment and All Other
Consumer Banking	$896	1.28%	$877	1.27%	$839	1.21%	$800	1.18%	$791	1.21%
Global Wealth & Investment Management	15	0.04	25	0.06	4	0.01	11	0.03	8	0.02
Global Banking	86	0.10	19	0.02	264	0.30	106	0.12	98	0.11
Global Markets	14	0.08	6	0.03	146	0.83	23	0.13	1	0.01
All Other (4)	(15)	(0.10)	(16)	(0.10)	(16)	(0.09)	(40)	(0.21)	10	0.05
Total net charge-offs	$996	0.43	$911	0.40	$1,237	0.53	$900	0.39	$908	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Excludes write-offs of purchased credit-impaired loans of $36 million and $35 million for the second and first quarters of 2018, and $46 million, $73 million and $55 million for the fourth, third and second quarters of 2017, respectively.

(3)
Includes loan sales recoveries of $5 million and $18 million for the second and first quarters of 2018, and $3 million, $88 million and $3 million for the fourth, third and second quarters of 2017, respectively.

(4)	Represents net charge-offs recorded in All Other related to the non-U.S. credit card loan portfolio, which was sold during the second quarter of 2017.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Six Months Ended June 30
	2018		2017
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$1	—%	$(2)	—%
Home equity	33	0.12	114	0.36
U.S. credit card	1,440	3.09	1,246	2.81
Non-U.S. credit card (4)	—	—	75	1.90
Direct/Indirect consumer	100	0.21	81	0.17
Other consumer	86	n/m	64	n/m
Total consumer	1,660	0.75	1,578	0.71
U.S. commercial	102	0.07	96	0.07
Non-U.S. commercial	23	0.05	61	0.14
Commercial real estate	1	—	1	—
Commercial lease financing	—	—	1	0.01
	126	0.05	159	0.07
U.S. small business commercial	121	1.75	105	1.60
Total commercial	247	0.10	264	0.12
Total net charge-offs	$1,907	0.41	$1,842	0.41

By Business Segment and All Other
Consumer Banking	$1,773	1.28%	$1,563	1.21%
Global Wealth & Investment Management	40	0.05	29	0.04
Global Banking	105	0.06	149	0.09
Global Markets	20	0.06	1	—
All Other (4)	(31)	(0.10)	100	0.22
Total net charge-offs	$1,907	0.41	$1,842	0.41

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes write-offs of purchased credit-impaired loans of $71 million and $88 million for the six months ended June 30, 2018 and 2017.

(3)	Includes loan sales recoveries of $23 million and $14 million for the six months ended June 30, 2018 and 2017.

(4)	Represents net charge-offs recorded in All Other related to the non-U.S. credit card loan portfolio, which was sold during the second quarter of 2017.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2018			March 31, 2018			June 30, 2017
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$553	5.50%	0.27%	$611	5.96%	0.30%	$901	8.28%	0.46%
Home equity	813	8.09	1.52	919	8.96	1.66	1,408	12.95	2.27
U.S. credit card	3,477	34.60	3.67	3,425	33.38	3.68	3,063	28.17	3.37
Direct/Indirect consumer	269	2.68	0.29	265	2.58	0.28	275	2.53	0.29
Other consumer	28	0.28	n/m	30	0.29	n/m	48	0.44	n/m
Total consumer	5,140	51.15	1.15	5,250	51.17	1.18	5,695	52.37	1.28
U.S. commercial (3)	3,045	30.30	1.00	3,091	30.12	1.02	3,250	29.89	1.12
Non-U.S.commercial	751	7.47	0.79	801	7.81	0.82	830	7.63	0.91
Commercial real estate	952	9.47	1.56	953	9.29	1.59	949	8.73	1.60
Commercial lease financing	162	1.61	0.76	165	1.61	0.76	151	1.38	0.69
Total commercial	4,910	48.85	1.02	5,010	48.83	1.04	5,180	47.63	1.12
Allowance for loan and lease losses	10,050	100.00%	1.08	10,260	100.00%	1.11	10,875	100.00%	1.20
Reserve for unfunded lending commitments	787			782			757
Allowance for credit losses	$10,837			$11,042			$11,632

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.08%			1.11%			1.20%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		170			161			160
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.52			2.78			2.99

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $489 million, $523 million and $666 million and home equity loans of $359 million, $371 million and $369 million at June 30, 2018, March 31, 2018 and June 30, 2017, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $3.5 billion, $3.2 billion and $3.2 billion and non-U.S. commercial loans of $1.9 billion, $1.9 billion and $3.1 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(2)	Total loans and leases do not include loans accounted for under the fair value option of $6.2 billion, $6.0 billion and $7.3 billion at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(3)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $465 million, $446 million and $417 million at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

(4)
Allowance for loan and lease losses includes $4.0 billion, $4.0 billion and $3.8 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2018, March 31, 2018 and June 30, 2017. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 102 percent, 98 percent and 104 percent at June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	38

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, on a fully taxable-equivalent basis includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 21 percent for the first and second quarters of 2018 and 35 percent for all prior periods. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below and on page 40 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the six months ended June 30, 2018 and 2017 and the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$23,258	$22,044	$11,650	$11,608	$11,462	$11,161	$10,986
Fully taxable-equivalent adjustment	304	434	154	150	251	240	237
Net interest income on a fully taxable-equivalent basis	$23,562	$22,478	$11,804	$11,758	$11,713	$11,401	$11,223

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$45,734	$45,077	$22,609	$23,125	$20,436	$21,839	$22,829
Fully taxable-equivalent adjustment	304	434	154	150	251	240	237
Total revenue, net of interest expense on a fully taxable-equivalent basis	$46,038	$45,511	$22,763	$23,275	$20,687	$22,079	$23,066

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$3,190	$4,998	$1,714	$1,476	$3,796	$2,187	$3,015
Fully taxable-equivalent adjustment	304	434	154	150	251	240	237
Income tax expense on a fully taxable-equivalent basis	$3,494	$5,432	$1,868	$1,626	$4,047	$2,427	$3,252

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity
Common shareholders’ equity	$242,009	$244,127	$241,313	$242,713	$250,838	$249,214	$245,756
Goodwill	(68,951)	(69,616)	(68,951)	(68,951)	(68,954)	(68,969)	(69,489)
Intangible assets (excluding mortgage servicing rights)	(2,193)	(2,833)	(2,126)	(2,261)	(2,399)	(2,549)	(2,743)
Related deferred tax liabilities	927	1,522	916	939	1,344	1,465	1,506
Tangible common shareholders’ equity	$171,792	$173,200	$171,152	$172,440	$180,829	$179,161	$175,030

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity
Shareholders’ equity	$265,330	$269,347	$265,181	$265,480	$273,162	$273,238	$270,977
Goodwill	(68,951)	(69,616)	(68,951)	(68,951)	(68,954)	(68,969)	(69,489)
Intangible assets (excluding mortgage servicing rights)	(2,193)	(2,833)	(2,126)	(2,261)	(2,399)	(2,549)	(2,743)
Related deferred tax liabilities	927	1,522	916	939	1,344	1,465	1,506
Tangible shareholders’ equity	$195,113	$198,420	$195,020	$195,207	$203,153	$203,185	$200,251

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	39

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017
	2018	2017

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity
Common shareholders’ equity	$241,035	$245,440	$241,035	$241,552	$244,823	$249,646	$245,440
Goodwill	(68,951)	(68,969)	(68,951)	(68,951)	(68,951)	(68,968)	(68,969)
Intangible assets (excluding mortgage servicing rights)	(2,043)	(2,610)	(2,043)	(2,177)	(2,312)	(2,459)	(2,610)
Related deferred tax liabilities	900	1,471	900	920	943	1,435	1,471
Tangible common shareholders’ equity	$170,941	$175,332	$170,941	$171,344	$174,503	$179,654	$175,332

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity
Shareholders’ equity	$264,216	$270,660	$264,216	$266,224	$267,146	$271,969	$270,660
Goodwill	(68,951)	(68,969)	(68,951)	(68,951)	(68,951)	(68,968)	(68,969)
Intangible assets (excluding mortgage servicing rights)	(2,043)	(2,610)	(2,043)	(2,177)	(2,312)	(2,459)	(2,610)
Related deferred tax liabilities	900	1,471	900	920	943	1,435	1,471
Tangible shareholders’ equity	$194,122	$200,552	$194,122	$196,016	$196,826	$201,977	$200,552

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,291,670	$2,254,714	$2,291,670	$2,328,478	$2,281,234	$2,284,174	$2,254,714
Goodwill	(68,951)	(68,969)	(68,951)	(68,951)	(68,951)	(68,968)	(68,969)
Intangible assets (excluding mortgage servicing rights)	(2,043)	(2,610)	(2,043)	(2,177)	(2,312)	(2,459)	(2,610)
Related deferred tax liabilities	900	1,471	900	920	943	1,435	1,471
Tangible assets	$2,221,576	$2,184,606	$2,221,576	$2,258,270	$2,210,914	$2,214,182	$2,184,606

Book value per share of common stock
Common shareholders’ equity	$241,035	$245,440	$241,035	$241,552	$244,823	$249,646	$245,440
Ending common shares issued and outstanding	10,012.7	9,878.1	10,012.7	10,175.9	10,287.3	10,457.5	9,878.1
Book value per share of common stock	$24.07	$24.85	$24.07	$23.74	$23.80	$23.87	$24.85

Tangible book value per share of common stock
Tangible common shareholders’ equity	$170,941	$175,332	$170,941	$171,344	$174,503	$179,654	$175,332
Ending common shares issued and outstanding	10,012.7	9,878.1	10,012.7	10,175.9	10,287.3	10,457.5	9,878.1
Tangible book value per share of common stock	$17.07	$17.75	$17.07	$16.84	$16.96	$17.18	$17.75

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	40